UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2020
IRADIMED CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of principal executive offices)	(Zip Code)

(407) 677-8022
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2020, on May 28, 2020, Leslie McDonnell, the President and Chief Executive Officer of Iradimed Corporation (the “Company”), separated from the Company effective immediately.

In connection with Ms. McDonnell’s separation, on June 16, 2020, the Company and Ms. McDonnell signed that certain Confidential Separation Agreement and General Release (the “Separation Agreement”), pursuant to which Ms. McDonnell will be entitled to certain severance benefits consistent with the terms of that certain Employment Agreement, dated July 24, 2019, by and between the Company and Ms. McDonnell, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 29, 2019. Such severance benefits include: (i) a gross sum of $400,000 (minus applicable withholdings), which is equal to twelve (12) months of Ms. McDonnell’s base salary, which may be paid out in a lump sum payment subject to the revocation provisions set forth in the Separation Agreement; (ii) a taxable lump sum payment in the amount equal to twelve (12) months of the employer portion of the insurance premiums in order to continue Ms. McDonnell’s health benefits under COBRA, increased to include an amount equal to the estimated federal and applicable state income taxes that Ms. McDonnell would incur on account of the payment; and (iii) all unvested restricted stock unit awards and unvested and unexercised shares under Ms. McDonnell’s options to purchase shares of the Company’s common stock shall be accelerated and deemed vested as of May 28, 2020. In connection with the Separation Agreement, Ms. McDonnell also resigned from her position as a director, effective May 28, 2020. The Separation Agreement contains a release and certain restrictive covenants which are binding upon Ms. McDonnell and the Company. Ms. McDonnell’s severance benefits are conditioned upon her execution and non-revocation of the Separation Agreement.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Confidential Separation Agreement and General Release, dated May 28, 2020, by and between Iradimed Corporation and Leslie McDonnell.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IRADIMED CORPORATION

Date: June 18, 2020	By:	/s/ Chris Scott
Name: Chris Scott
Title: Chief Financial Officer